EMPLOYMENT AGREEMENT

         AGREEMENT dated as of this 1st day of January, 1998, by and between COMMERCE BANCORP, INC. ("Commerce"), a New Jersey business corporation, and ROBERT D. FALESE ("Employee").

                               B A C K G R 0 U N D

         Employee is the Executive Vice President of Commerce and Executive Vice President of Commerce Bank, N.A. ("CB"), a national banking association and a wholly-owned subsidiary of Commerce. The Board of Directors of Commerce (the "Board") has determined that the future services of Employee in these capacities will be of value to Commerce, CB and Commerce's other present and future subsidiaries and accordingly the Board wishes to have Employee's services available to Commerce for at least the next three years and to provide supplemental benefits to Employee should his employment with Commerce terminate under certain circumstances or should he die or become disabled prior to the termination of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
         1.  Employment and Term of Employment.
         1.1 Commerce offers Employee employment, and Employee hereby accepts such employment, subject to all the terms and conditions of this Agreement, for a term of three years beginning on the date hereof, subject, however, to automatic renewal and extension as set forth below and to Commerce's and Employee's right to terminate his employment hereunder as set forth herein. Notwithstanding anything herein provided to the contrary, on each anniversary date of this Agreement, this Agreement and Employee's employment hereunder shall automatically be renewed and extended (upon the same terms and conditions) for a new three year term unless written notice by either party is given pursuant to
Section 1.2 hereof. As used hereinafter "Term" includes the original three year period as well as any renewed or extended periods as provided for herein.
         1.2 Either party may terminate this Agreement on any anniversary date of this Agreement by giving to the other party written notice thereof at least thirty days prior to any such anniversary date. As a

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result of the foregoing notice being given to either party  hereunder,  the Term will have two years remaining from the applicable anniversary date, subject to the terms and conditions set forth herein.
         2. Services and Duties.
            Commerce agrees to employ Employee during the Term as Executive Vice President of Commerce. Subject to the approval of the CB Board of Directors, Employee shall during the Term also serve as the Executive Vice President of CB and, subject to the approval of the respective Boards of Directors, Employee shall during the Term also serve as an officer and/or director of such other subsidiaries of Commerce as such Board of Directors, with the consent of Employee, shall designate. Employee shall have such powers and duties as may from time to time be prescribed by the respective chief executive officers and Boards of Directors. Employee agrees to accept such employment, and to devote his full time and efforts to the business and affairs of Commerce and its subsidiaries, and to use his best efforts to promote the interests of Commerce and its subsidiaries.
         3. Compensation.
         3.1 Commerce shall pay Employee for all services to be rendered by him hereunder and for all positions held by him during the Term, the following compensation, payable at regular intervals in accordance with Commerce's normal payroll practices now or hereafter in effect. During the term of his employment, Employee shall be paid a "base salary" at the rate of not less than $300,000 per year, subject to an annual review and subject to such upward adjustments as may be deemed appropriate by the Board or a designated Committee thereof. For purposes of this Agreement, a "year" shall be deemed to commence on January 1, 1998, and on January 1 of each calendar year hereafter; compensation for a portion of a year shall be prorated. The Board or such Committee may recommend an increase in salary for Employee hereunder, but shall have no obligation to do so. Base salary once increased by the Board or a Committee thereof may not be decreased.
         3.2 Commerce will, during the term of his employment, reimburse Employee for all expenses incurred by Employee which Commerce determines to be reasonable and necessary (in accordance with its normal reimbursement practices now or hereafter in effect) for Employee to carry out his duties under this

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Agreement.
         4.  Plans and Fringe Benefits.
         4.1 During the term of his employment, Employee shall be entitled to participate in any bonus programs, incentive compensation plans, stock option plans or similar benefit or compensation programs now or hereafter in effect which are generally made available from time to time to executive officers of Commerce. For any period less than a full year during the Term, Employee shall receive an amount equal to the pro rated portion of the compensation payable pursuant to such plan or program.
         4.2 During the term of his employment,  Employee shall also be entitled
(a) to participate in all fringe benefits as in effect from time to time which are generally available to Commerce's salaried officers including, without limitation, medical and hospitalization coverage, life insurance coverage and disability coverage, and (b) to such other fringe benefits as the Board, or a Committee thereof, shall deem appropriate provided such benefits are consistent with those that he currently enjoys including without limitation use of an automobile and paid holidays and vacations.
         5.  Termination by Commerce for Cause.
         5.1 Commerce shall have the right at any time to terminate Employee's employment hereunder, for cause, on thirty days' prior written notice to Employee. For purposes of this Agreement, the term "for cause" shall be deemed to mean only the following:
                  (i) If at any time during the Term, Employee is indicted for, convicted of or enters a plea of guilty or nolo contendere to, a felony, a crime of falsehood or a crime involving fraud, moral turpitude or dishonesty; or
                  (ii) If at any time during the Term, Employee willfully violates any of the covenants or provisions of this Agreement including without limitation the willful failure of Employee to perform his duties hereunder or the instructions of the Board after written notice of such instructions (other than any such failure resulting from Employee's incapacity due to illness or disability) or Employee engages in any conduct materially harmful to Commerce's business, and in either case fails to cease such conduct or correct such conduct, as the case may be, within thirty days subsequent to receiving written notice from the Board advising

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Employee of same (which conduct shall be specifically set forth in such notice).
         If Employee's employment shall terminate for cause, Commerce shall pay Employee his full base salary through the date of termination at the rate in effect at the time notice of termination is given and Commerce shall have no further obligations to Employee under this Agreement other than to pay Employee such other compensation as may be due Employee pursuant to Sections 4.1 and 4.2 hereof.
         6.  Disability and Death.
         6.1 If Employee becomes permanently disabled during the Term while employed hereunder, Commerce shall compensate Employee for the balance of the Term at a rate equal to 70% of his base annual salary at the time he became permanently disabled. Commerce agrees that it will make the payments due under this Section 6.1 on the first day of each month, commencing with the first day of the month following the month in which Employee is deemed to be permanently disabled, in an amount equal to 1/12 of 70% of Employee's base annual salary at the time he is deemed to be permanently disabled. Such payments shall be reduced each month, however, by the amount of any disability payments made to Employee under any Commerce-sponsored disability insurance plan. The amount of the reduction under the preceding sentence shall be computed as if Employee had elected to receive monthly payments of disability benefits (regardless of the actual payment frequency). If Employee becomes permanently disabled as provided in this Section 6, he shall nonetheless continue, after becoming so disabled until the end of the Term, to be entitled to receive at Commerce's expense such group hospitalization coverage, life insurance coverage and disability coverage as is generally made available from time to time to executive officers of Commerce, if and to the extent permitted by the respective insurers of such coverage. Until such time as Employee is deemed to be permanently disabled, Employee shall continue to receive his full base salary and other compensation and fringe benefits due him under Sections 4.1 and 4.2 hereof.
         6.2 For purposes of this Agreement, Employee shall be deemed to have become "permanently disabled" upon his failure to render services of the character contemplated by this Agreement, because of his physical or mental illness or other incapacity beyond his control, other than his death, for a continuous period of 6 months, or for shorter periods aggregating more than 9 months in any 18 consecutive months.

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         6.3 If Employee dies during the Term while employed hereunder, then his
employment  and  his  rights  to  compensation   hereunder  shall  automatically
terminate at the close of the calendar week in which death occurs, and in addition to his full base salary to the date of termination and any compensation due him as provided in Section 4.1 hereof, Commerce shall pay to such person as Employee shall designate in a notice filed with Commerce or, if no such person shall be designated, to his estate, as a lump sum death benefit, an amount equal to the product of (A) Employee's average annual base salary in effect during the twenty-four months immediately preceding his death and (B) two. The foregoing death benefit shall be in addition to any amount payable under any group life insurance program maintained by Commerce or any of its subsidiaries.
         7.  Termination  by Commerce  without  Cause and  Termination  for Good
Reason.
         7.1 If Commerce shall terminate Employee's employment other than for cause or as provided in Section 1.2 hereof then:
                  (i) Commerce shall pay to Employee his full base salary through the date of termination and any compensation when due him as provided in
Section 4.1 hereof; and
                  (ii) In lieu of any further salary payments to Employee for a period subsequent to the date of termination, Commerce shall pay as severance pay to Employee a lump sum severance payment (the "Severance Payment") equal to the amount of Employee's base salary which is in effect on the date of termination and which would have been paid to Employee between the date of termination and the end of the then Term had Employee continued to be employed by Commerce to the end of the then Term.
         7.2 If Employee shall terminate his employment hereunder for "Good Reason" (as defined in Section 8.2 hereof) then:
                  (i) Commerce shall pay to Employee his full base salary through the date of termination and any compensation when due him as provided in
Section 4.1 hereof; and
                  (ii) In lieu of any further salary payments to Employee for a period subsequent to the date of termination, Commerce shall pay as severance pay to Employee a lump sum severance payment (the "Severance Payment") equal to
four  times  Employee's   average  annual  base  salary  in  effect  during  the
twenty-four months immediately preceding such termination.
         7.3 Upon  termination  of Employee's  employment as set forth in either
Section 7.1 or 7.2 hereof, Commerce shall promptly determine the aggregate present value pursuant to Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended (the "Code") of all amounts payable to Employee under this Agreement, and of all other amounts payable to Employee upon or by reason of his termination which are determined in good faith by Commerce to be "parachute payments" (as defined in Section 280G(b)(2) of the Code and the regulations promulgated thereunder) made pursuant to agreements or plans which are subject to Section 280G. Commerce's determination of present value and of other amounts constituting "parachute payments" is binding; provided that if Employee obtains an opinion of counsel satisfactory to Commerce or an Internal Revenue Service ruling to the effect that the method of determining present value was improper or that specified payments did not constitute "parachute payments," calculations will be made in accordance with such opinion or ruling. In the event the aggregate present value of all benefits under this Agreement and other
"parachute payments" is equal to or in excess of 300% of Employee's "base amount" as defined in Section 280G(b)(3)(A) and the regulations thereunder, Employee waives the right to "parachute payments" sufficient to reduce the present value of all such payments below 300% of the "base amount." Employee shall have the right to designate those benefits which shall be waived or reduced in order to comply with this provision but failing designation by Employee, Commerce may designate those benefits which may be waived or reduced. If it is established pursuant to a final determination of a court of competent jurisdiction or an Internal Revenue Service proceeding that, notwithstanding the good faith of Employee and Commerce in applying the terms of this Section 7, the aggregate "parachute payments" paid to or for Employee's benefit are in an amount that would result in any portion of such "parachute payments" not being deductible by Commerce or any affiliate by reason of Section 280G of the Code, then Employee shall have an obligation to pay Commerce upon demand an amount equal to the sum of (i) the excess of the aggregate "parachute payments" paid to or for Employee's benefit without any portion of such "parachute payments" not being deductible by reason of Section 280G of the Code and (ii) interest on the amount set forth in clause (i) above at the applicable federal rate (as defined in Section 1274(d) of the Code) from the date of Employee's receipt

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of such excess until the date of such payment.
         7.4 In addition to the other  compensation  set forth in either Section
7.1 or 7.2 hereof, upon termination of Employee's employment as set forth in either Section 7.1 or 7.2 hereof, Employee shall be entitled to the following benefits from Commerce:
                  (i) Following the date of termination, Employee shall be entitled to participate in all Commerce medical, disability, hospitalization and life insurance benefits for a period of three years except that should subsequent employment be accepted during the three year period following the date of termination, continuation of any medical, disability, hospitalization and life insurance benefits will be offset by coverages provided through Employee's subsequent employer.
         7.5 Except as provided in this Section 7, nothing herein contained shall affect or have any bearing on Employee's entitlement to other benefits under any plan or program providing benefits by reason of termination of employment.
         7.6 Employee shall have the right to terminate his employment hereunder for "Good Reason" if he shall first give Commerce not less than thirty days written notice of his intention to so terminate his employment specifying the reason(s) for such termination and the date of termination, and thereafter Commerce shall not have cured or remedied the reason(s) for such termination prior to the date of termination set forth in such notice.
         7.7 Anything in this Agreement to the contrary notwithstanding, Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment.
         8.  Change in Control and Good Reason.
         8.1 For purposes of this Agreement, a "change of control" of Commerce shall mean a change in control of Commerce or CB of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as enacted and enforced on the date hereof, whether or not Commerce or CB is subject to such reporting requirement; provided that without limitation such a change in control shall have been deemed to conclusively occur when any of the following events shall have occurred without Employee's prior written

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
consent:
                  (i)  within  any period of two  consecutive  years  during the
Term, a change in at least a majority of the members of the Board or the addition of five or more new members to the Board unless such change or addition occurs with the affirmative vote in writing of Employee in his capacity as a director or a shareholder; or
                  (ii) a Person  or group  acting in  concert  as  described  in
Section 13(d)(2) of the Exchange Act holds or acquires beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of a number of common shares of Commerce which constitutes either (a) more than fifty percent of the shares which voted in the election of directors of Commerce at the shareholders' meeting immediately preceding such determination or (b) more than thirty percent of Commerce's outstanding common shares. For purposes of this Section 8.1(ii)(b) hereof, unexercised warrants or options or unconverted nonvoting securities shall count, for this purpose, as constituting beneficial ownership of Commerce's common shares into which the warrants or options are exercisable or the nonvoting convertible securities are convertible, notwithstanding anything to the contrary contained in Rule 13d-3 of the Exchange Act.
         8.2 For purposes of this Agreement, "Good Reason" shall mean (i) a change in control of Commerce (as defined in Section 8.1 hereof) and within three years thereafter, without Employee's consent, the nature and scope of Employee's authority with Commerce or a surviving or acquiring Person are materially reduced to a level below that which he enjoys on the date hereof, the duties and responsibilities assigned to Employee are materially inconsistent with that which he has on the date hereof, the fringe benefits which Commerce provides Employee on the date hereof or at any time hereafter are materially reduced, Employee's position or title with Commerce or the surviving or acquiring Person is reduced from his current position or title with Commerce, or any relocation or transfer of Commerce's principal executive offices to a location more than fifty miles from Employee's principal residence on the date hereof without Employee's consent; (ii) Commerce materially breaches this Agreement; or (iii) the failure or refusal of any successor to Commerce to assume all duties and obligations of Commerce under this Agreement.


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         9.  Confidential Information and Non-Competition.
         9.1 Employee covenants and agrees that he will not, during the term of his employment or at any time thereafter, except with the express prior written consent of the Board, directly or indirectly disclose, communicate or divulge to any Person, or use for the benefit of any Person, any knowledge or information with respect to the conduct or details of Commerce's business which he, acting reasonably, believes or should believe to be of a confidential nature and the disclosure of which to not be in Commerce's interest.
         9.2 Employee covenants and agrees that he will not, during the term of his employment hereunder, except with the express prior written consent of the Board, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any Person to engage in any act or action which he, acting reasonably, believes or should believe would be harmful or inimical to the interests of Commerce.
         9.3 (A) Employee covenants and agrees that he will not, except with the express prior written consent of the Board, in any capacity (including, but not limited to, owner, partner, shareholder, consultant, agent, employee, officer, director or otherwise), directly or indirectly, for his own account or for the benefit of any Person, establish, engage or participate in or otherwise be connected with any commercial banking business which conducts business in any geographic area in which Commerce and its subsidiaries is then conducting such business except that the foregoing shall not prohibit Employee from owning as a shareholder less than 5% of the outstanding voting stock of an issuer whose stock is publicly traded.
             (B) The provisions of Section 9.3(A) shall be applicable commencing on the date of this Agreement and ending on one of the following periods, as applicable:
                 (i) If this Agreement is terminated by Commerce in accordance with the provisions of Section 1.2 of this Agreement, the effective date of termination of this Agreement;
                 (ii) If this Agreement is terminated by Employee in accordance with the provisions of Section 1.2 of this Agreement, one year following the effective date of termination of this Agreement;
                 (iii) If Commerce terminates this Agreement in accordance with the provisions of Section 5.1 of this Agreement or the Employee voluntarily terminates his employment hereunder, one year

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

following the effective date of termination of this Agreement; or
                 (iv) If this  Agreement is terminated  in  accordance  with the provisions of either Section 7.1 or 7.2 of this Agreement, one year following the effective date of termination of this Agreement.
         9.4 The parties agree that any breach by Employee of any of the covenants or agreements contained in this Section 9 will result in irreparable injury to Commerce for which money damages could not adequately compensate Commerce and therefore, in the event of any such breach, Commerce shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining Employee and/or any other Person involved therein from continuing such breach. The existence of any claim or cause of action which Employee may have against Commerce or any other Person (other than a claim for Commerce's breach of this Agreement for failure to make payments hereunder) shall not constitute a defense or bar to the enforcement of such covenants. In the event of any alleged breach by Employee of any of the covenants or agreements contained in this Section 9, Commerce shall continue any and all of the payments due Employee under this Agreement until such time as a Court shall enter a final and unappealable order finding such a breach; provided, that the foregoing shall not preclude a Court from ordering Employee to repay such payments made to him for the period after the breach is determined to have occurred or from ordering that payments hereunder be permanently terminated in the event of a material and willful breach.
         9.5 If any portion of the  covenants  or  agreements  contained in this
Section 9, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions to the fullest extent possible. If any covenant or agreement in this Section 9 is held to be unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.
         9.6 For purposes of this Section 9, the term "Commerce" shall include Commerce, any successor of Commerce under Section 10 hereof, and all present and future direct and indirect subsidiaries and affiliates

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
of Commerce including, but not limited to, CB.
         10.  Successors and Assigns.
              This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of Commerce which will acquire, directly or indirectly, by merger, consolidation, purchase, or otherwise, all or substantially all of the assets of Commerce, and shall otherwise inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Upon the death of Employee, any payments or benefits otherwise due Employee hereunder shall be paid to or be for the benefit of Employee's legal representatives. Nothing in the Agreement shall preclude Commerce from consolidating or merging into or with or transferring all or substantially all of its assets to another Person. In that event, such other Person shall assume this Agreement and all obligations of Commerce hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "Commerce" as used herein, shall mean such other Person and this Agreement shall continue in full force and effect.
         11.  Assignment.
              Neither  this  Agreement  nor any rights to  receive  payments hereunder shall be voluntarily or involuntarily assigned, transferred, alienated, encumbered or disposed of, in whole or in part, without Commerce's prior written consent and approval, and shall not be subject to anticipation, levy, execution, garnishment, attachment by, or interference or control of, any creditor.
         12.  Source of Payment and Timing.
         12.1 All payments provided under this Agreement shall be paid in cash from the general funds of Commerce, no special or separate fund shall be required to be established and Employee shall have no right, title or interest whatsoever in or to any investment which Commerce may make to aid Commerce in meeting its obligations hereunder except to the extent that Commerce shall, in its sole and absolute discretion, choose to designate any of its rights it may have under one or more life insurance policies it may obtain to cover any of its obligations under this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or fiduciary relationship between

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



Commerce and Employee or any other Person.

         12.2 All payments due Employee under Sections 5.1, 6.3, 7.1 or 7.2 hereof shall be made not later than the thirtieth day following the date of termination of employment.
         13.  Interest.
              In the event any benefits due to Employee are not paid when due hereunder, Employee shall be entitled (in addition to his other rights and remedies) to interest on the past due amounts at a rate equal to two percentage points above the prime rate charged from time to time by CB, such interest to commence on the date a benefit was due hereunder.
         14.  Reimbursement of Enforcement Expenses.
              If Commerce fails to pay or provide Employee any of the amounts due him hereunder or fails to provide Employee with any of the other benefits due him under this Agreement, and provided Commerce does not cure any such failure within thirty days after having received written notice from Employee of such failure, Employee shall be entitled to full reimbursement from Commerce for all costs and expenses (including reasonable attorneys' fees and costs) incurred by Employee in enforcing his rights under this Agreement.
         15.  Notices.
              All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

                  A.       If to Employee, to:
                                    Robert D. Falese
                                    1017 Riverton Road
                                    Moorestown, New Jersey 08057


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

                  B.       If to Commerce, to
                                    Commerce Bancorp, Inc.
                                    Commerce Atrium
                                    1701 Route 70 East
                                    Cherry Hill, New Jersey 08034-5400

                      Attn: Chairman, Personnel Committee, Board of Directors.

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.
         16.  General provisions.
         16.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements between the parties. No amendment, waiver or termination of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced. Any written amendment, waiver or termination hereof executed by Commerce and Employee (or his legal representatives) shall be binding upon them and upon all other Persons, without the necessity of securing the consent of any other Person including, but not limited to, Employee's wife, and no Person shall be deemed to be a third party beneficiary  under this  Agreement  except to the extent  provided under Section
12.1 hereof.
         16.2 CB or any other subsidiary of Commerce may make payments to Employee hereunder in lieu of payments to be made by Commerce, and to the extent such payments are so made, Commerce shall be released of its obligations to make such payments.
         16.3 The benefits provided under this Agreement shall be in addition to and shall not affect the proceeds payable to Employee's beneficiaries under group life insurance policies which Commerce may be carrying on Employee's life.
         16.4 "Person" as used in this Agreement means a natural person, joint venture, corporation, sole proprietorship, trust, estate, partnership, cooperative, association, non-profit organization or any other legal entity.
         16.5 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.
         16.6 Except as otherwise expressly set forth herein, no failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
         16.7 Commerce and Employee consent to the exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey in any and all actions arising hereunder and irrevocably consent to service of process as set forth in Section 15 hereof.
         16.8 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
         16.9 This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the State of New Jersey applicable to contracts executed and to be performed solely in the State of New Jersey.

                             COMMERCE BANCORP, INC.


(Corporate Seal)             By:      _____________________________

                             Attest:  _____________________________

                                      ROBERT D. FALESE

                              EMPLOYMENT AGREEMENT

         AGREEMENT dated as of this 1st day of January, 1998, by and between COMMERCE BANCORP, INC. ("Commerce"), a New Jersey business corporation, and DENNIS M. DIFLORIO ("Employee").

                               B A C K G R 0 U N D

         Employee is the Executive Vice President of Commerce and Executive Vice President of Commerce Bank, N.A. ("CB"), a national banking association and a wholly-owned subsidiary of Commerce. The Board of Directors of Commerce (the "Board") has determined that the future services of Employee in these capacities will be of value to Commerce, CB and Commerce's other present and future subsidiaries and accordingly the Board wishes to have Employee's services available to Commerce for at least the next three years and to provide supplemental benefits to Employee should his employment with Commerce terminate under certain circumstances or should he die or become disabled prior to the termination of this Agreement.
         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
         1.       Employment and Term of Employment.
         1.1 Commerce offers Employee employment, and Employee hereby accepts such employment, subject to all the terms and conditions of this Agreement, for a term of three years beginning on the date hereof, subject, however, to automatic renewal and extension as set forth below and to Commerce's and Employee's right to terminate his employment hereunder as set forth herein. Notwithstanding anything herein provided to the contrary, on each anniversary date of this Agreement, this Agreement and Employee's employment hereunder shall automatically be renewed and extended (upon the same terms and conditions) for a new three year term unless written notice by either party is given pursuant to
Section 1.2 hereof. As used hereinafter "Term" includes the original three year period as well as any renewed or extended periods as provided for herein.
         1.2 Either party may terminate this Agreement on any anniversary date of this Agreement by giving to the other party written notice thereof at least thirty days prior to any such anniversary date. As a result of the foregoing notice being given to either party hereunder, the Term will have two years remaining from the applicable anniversary date, subject to the terms and conditions set forth herein.
         2.       Services and Duties.
                  Commerce agrees to employ Employee during the Term as Executive Vice President of Commerce. Subject to the approval of the CB Board of Directors, Employee shall during the Term also serve as the Executive Vice President of CB and, subject to the approval of the respective Boards of Directors, Employee shall during the Term also serve as an officer and/or director of such other subsidiaries of Commerce as such Board of Directors, with the consent of Employee, shall designate. Employee shall have such powers and duties as may from time to time be prescribed by the respective chief executive officers and Boards of Directors. Employee agrees to accept such employment, and to devote his full time and efforts to the business and affairs of Commerce and its subsidiaries, and to use his best efforts to promote the interests of Commerce and its subsidiaries.
         3.       Compensation.
         3.1 Commerce shall pay Employee for all services to be rendered by him hereunder and for all positions held by him during the Term, the following compensation, payable at regular intervals in accordance with Commerce's normal payroll practices now or hereafter in effect. During the term of his employment, Employee shall be paid a "base salary" at the rate of not less than $300,000 per year, subject to an annual review and subject to such upward adjustments as may be deemed appropriate by the Board or a designated Committee thereof. For purposes of this Agreement, a "year" shall be deemed to commence on January 1, 1998, and on January 1 of each calendar year hereafter; compensation for a portion of a year shall be prorated. The Board or such Committee may recommend an increase in salary for Employee hereunder, but shall have no obligation to do so. Base salary once increased by the Board or a Committee thereof may not be decreased.
         3.2 Commerce will, during the term of his employment, reimburse Employee for all expenses incurred by Employee which Commerce determines to be reasonable and necessary (in accordance with its normal reimbursement practices now or hereafter in effect) for Employee to carry out his duties under this

Agreement.
         4.       Plans and Fringe Benefits.
         4.1 During the term of his employment, Employee shall be entitled to participate in any bonus programs, incentive compensation plans, stock option plans or similar benefit or compensation programs now or hereafter in effect which are generally made available from time to time to executive officers of Commerce. For any period less than a full year during the Term, Employee shall receive an amount equal to the pro rated portion of the compensation payable pursuant to such plan or program.
         4.2 During the term of his employment, Employee shall also be entitled
(a) to participate in all fringe benefits as in effect from time to time which are generally available to Commerce's salaried officers including, without limitation, medical and hospitalization coverage, life insurance coverage and disability coverage, and (b) to such other fringe benefits as the Board, or a Committee thereof, shall deem appropriate provided such benefits are consistent with those that he currently enjoys including without limitation use of an automobile and paid holidays and vacations.
         5.       Termination by Commerce for Cause.
         5.1 Commerce shall have the right at any time to terminate Employee's employment hereunder, for cause, on thirty days' prior written notice to Employee. For purposes of this Agreement, the term "for cause" shall be deemed to mean only the following:
                  (i) If at any time during the Term, Employee is indicted for, convicted of or enters a plea of guilty or nolo contendere to, a felony, a crime of falsehood or a crime involving fraud, moral turpitude or dishonesty; or
                  (ii) If at any time during the Term, Employee willfully violates any of the covenants or provisions of this Agreement including without limitation the willful failure of Employee to perform his duties hereunder or the instructions of the Board after written notice of such instructions (other than any such failure resulting from Employee's incapacity due to illness or disability) or Employee engages in any conduct materially harmful to Commerce's business, and in either case fails to cease such conduct or correct such conduct, as the case may be, within thirty days subsequent to receiving written notice from the Board advising

Employee of same (which conduct shall be specifically set forth in such notice).
         If Employee's employment shall terminate for cause, Commerce shall pay Employee his full base salary through the date of termination at the rate in effect at the time notice of termination is given and Commerce shall have no further obligations to Employee under this Agreement other than to pay Employee such other compensation as may be due Employee pursuant to Sections 4.1 and 4.2 hereof.
         6.       Disability and Death.
         6.1 If Employee becomes permanently disabled during the Term while employed hereunder, Commerce shall compensate Employee for the balance of the Term at a rate equal to 70% of his base annual salary at the time he became permanently disabled. Commerce agrees that it will make the payments due under this Section 6.1 on the first day of each month, commencing with the first day of the month following the month in which Employee is deemed to be permanently disabled, in an amount equal to 1/12 of 70% of Employee's base annual salary at the time he is deemed to be permanently disabled. Such payments shall be reduced each month, however, by the amount of any disability payments made to Employee under any Commerce-sponsored disability insurance plan. The amount of the reduction under the preceding sentence shall be computed as if Employee had elected to receive monthly payments of disability benefits (regardless of the actual payment frequency). If Employee becomes permanently disabled as provided in this Section 6, he shall nonetheless continue, after becoming so disabled until the end of the Term, to be entitled to receive at Commerce's expense such group hospitalization coverage, life insurance coverage and disability coverage as is generally made available from time to time to executive officers of Commerce, if and to the extent permitted by the respective insurers of such coverage. Until such time as Employee is deemed to be permanently disabled, Employee shall continue to receive his full base salary and other compensation and fringe benefits due him under Sections 4.1 and 4.2 hereof.
         6.2 For purposes of this Agreement, Employee shall be deemed to have become "permanently disabled" upon his failure to render services of the character contemplated by this Agreement, because of his physical or mental illness or other incapacity beyond his control, other than his death, for a continuous period of 6 months, or for shorter periods aggregating more than 9 months in any 18 consecutive months.

         6.3 If Employee dies during the Term while employed hereunder, then his employment and his rights to compensation hereunder shall automatically terminate at the close of the calendar week in which death occurs, and in addition to his full base salary to the date of termination and any compensation due him as provided in Section 4.1 hereof, Commerce shall pay to such person as Employee shall designate in a notice filed with Commerce or, if no such person shall be designated, to his estate, as a lump sum death benefit, an amount equal to the product of (A) Employee's average annual base salary in effect during the twenty-four months immediately preceding his death and (B) two. The foregoing death benefit shall be in addition to any amount payable under any group life insurance program maintained by Commerce or any of its subsidiaries.
         7. Termination by Commerce without Cause and Termination for Good Reason. 7.1 If Commerce shall terminate Employee's employment other than for cause or as provided in
Section 1.2 hereof then:
                  (i) Commerce shall pay to Employee his full base salary through the date of termination and any compensation when due him as provided in
Section 4.1 hereof; and
                  (ii) In lieu of any further salary payments to Employee for a period subsequent to the date of termination, Commerce shall pay as severance pay to Employee a lump sum severance payment (the "Severance Payment") equal to the amount of Employee's base salary which is in effect on the date of termination and which would have been paid to Employee between the date of termination and the end of the then Term had Employee continued to be employed by Commerce to the end of the then Term.
         7.2 If Employee shall terminate his employment hereunder for "Good Reason" (as defined in Section 8.2 hereof) then:
                  (i) Commerce shall pay to Employee his full base salary through the date of termination and any compensation when due him as provided in
Section 4.1 hereof; and
                  (ii) In lieu of any further salary payments to Employee for a period subsequent to the date of termination, Commerce shall pay as severance pay to Employee a lump sum severance payment (the "Severance Payment") equal to four times Employee's average annual base salary in effect during the twenty-four months immediately preceding such termination.
         7.3 Upon termination of Employee's employment as set forth in either
Section 7.1 or 7.2 hereof, Commerce shall promptly determine the aggregate present value pursuant to Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended (the "Code") of all amounts payable to Employee under this Agreement, and of all other amounts payable to Employee upon or by reason of his termination which are determined in good faith by Commerce to be "parachute payments" (as defined in Section 280G(b)(2) of the Code and the regulations promulgated thereunder) made pursuant to agreements or plans which are subject to Section 280G. Commerce's determination of present value and of other amounts constituting "parachute payments" is binding; provided that if Employee obtains an opinion of counsel satisfactory to Commerce or an Internal Revenue Service ruling to the effect that the method of determining present value was improper or that specified payments did not constitute "parachute payments," calculations will be made in accordance with such opinion or ruling. In the event the aggregate present value of all benefits under this Agreement and other "parachute payments" is equal to or in excess of 300% of Employee's "base amount" as defined in Section 280G(b)(3)(A) and the regulations thereunder, Employee waives the right to "parachute payments" sufficient to reduce the present value of all such payments below 300% of the "base amount." Employee shall have the right to designate those benefits which shall be waived or reduced in order to comply with this provision but failing designation by Employee, Commerce may designate those benefits which may be waived or reduced. If it is established pursuant to a final determination of a court of competent jurisdiction or an Internal Revenue Service proceeding that, notwithstanding the good faith of Employee and Commerce in applying the terms of this Section 7, the aggregate "parachute payments" paid to or for Employee's benefit are in an amount that would result in any portion of such "parachute payments" not being deductible by Commerce or any affiliate by reason of Section 280G of the Code, then Employee shall have an obligation to pay Commerce upon demand an amount equal to the sum of (i) the excess of the aggregate "parachute payments" paid to or for Employee's benefit without any portion of such "parachute payments" not being deductible by reason of Section 280G of the Code and (ii) interest on the amount set forth in clause (i) above at the applicable federal rate (as defined in Section 1274(d) of the Code) from the date of Employee's receipt of such excess until the date of such payment.
         7.4 In addition to the other compensation set forth in either Section
7.1 or 7.2 hereof, upon termination of Employee's employment as set forth in either Section 7.1 or 7.2 hereof, Employee shall be entitled to the following benefits from Commerce:
                  (i) Following the date of termination, Employee shall be entitled to participate in all Commerce medical, disability, hospitalization and life insurance benefits for a period of three years except that should subsequent employment be accepted during the three year period following the date of termination, continuation of any medical, disability, hospitalization and life insurance benefits will be offset by coverages provided through Employee's subsequent employer.
         7.5 Except as provided in this Section 7, nothing herein contained shall affect or have any bearing on Employee's entitlement to other benefits under any plan or program providing benefits by reason of termination of employment.
         7.6 Employee shall have the right to terminate his employment hereunder for "Good Reason" if he shall first give Commerce not less than thirty days written notice of his intention to so terminate his employment specifying the reason(s) for such termination and the date of termination, and thereafter Commerce shall not have cured or remedied the reason(s) for such termination prior to the date of termination set forth in such notice.
         7.7 Anything in this Agreement to the contrary notwithstanding, Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment.
         8.       Change in Control and Good Reason.
         8.1 For purposes of this Agreement, a "change of control" of Commerce shall mean a change in control of Commerce or CB of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as enacted and enforced on the date hereof, whether or not Commerce or CB is subject to such reporting requirement; provided that without limitation such a change in control shall have been deemed to conclusively occur when any of the following events shall have occurred without Employee's prior written consent:
                  (i) within any period of two consecutive years during the Term, a change in at least a majority of the members of the Board or the addition of five or more new members to the Board unless such change or addition occurs with the affirmative vote in writing of Employee in his capacity as a director or a shareholder; or
                  (ii) a Person or group acting in concert as described in
Section 13(d)(2) of the Exchange Act holds or acquires beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of a number of common shares of Commerce which constitutes either (a) more than fifty percent of the shares which voted in the election of directors of Commerce at the shareholders' meeting immediately preceding such determination or (b) more than thirty percent of Commerce's outstanding common shares. For purposes of this Section 8.1(ii)(b) hereof, unexercised warrants or options or unconverted nonvoting securities shall count, for this purpose, as constituting beneficial ownership of Commerce's common shares into which the warrants or options are exercisable or the nonvoting convertible securities are convertible, notwithstanding anything to the contrary contained in Rule 13d-3 of the Exchange Act.
         8.2 For purposes of this Agreement, "Good Reason" shall mean (i) a change in control of Commerce (as defined in Section 8.1 hereof) and within three years thereafter, without Employee's consent, the nature and scope of Employee's authority with Commerce or a surviving or acquiring Person are materially reduced to a level below that which he enjoys on the date hereof, the duties and responsibilities assigned to Employee are materially inconsistent with that which he has on the date hereof, the fringe benefits which Commerce provides Employee on the date hereof or at any time hereafter are materially reduced, Employee's position or title with Commerce or the surviving or acquiring Person is reduced from his current position or title with Commerce, or any relocation or transfer of Commerce's principal executive offices to a location more than fifty miles from Employee's principal residence on the date hereof without Employee's consent; (ii) Commerce materially breaches this Agreement; or (iii) the failure or refusal of any successor to Commerce to assume all duties and obligations of Commerce under this Agreement.

         9.       Confidential Information and Non-Competition.
         9.1 Employee covenants and agrees that he will not, during the term of his employment or at any time thereafter, except with the express prior written consent of the Board, directly or indirectly disclose, communicate or divulge to any Person, or use for the benefit of any Person, any knowledge or information with respect to the conduct or details of Commerce's business which he, acting reasonably, believes or should believe to be of a confidential nature and the disclosure of which to not be in Commerce's interest.
         9.2 Employee covenants and agrees that he will not, during the term of his employment hereunder, except with the express prior written consent of the Board, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any Person to engage in any act or action which he, acting reasonably, believes or should believe would be harmful or inimical to the interests of Commerce.
         9.3 (A) Employee covenants and agrees that he will not, except with the express prior written consent of the Board, in any capacity (including, but not limited to, owner, partner, shareholder, consultant, agent, employee, officer, director or otherwise), directly or indirectly, for his own account or for the benefit of any Person, establish, engage or participate in or otherwise be connected with any commercial banking business which conducts business in any geographic area in which Commerce and its subsidiaries is then conducting such business except that the foregoing shall not prohibit Employee from owning as a shareholder less than 5% of the outstanding voting stock of an issuer whose stock is publicly traded.
                   (B) The provisions of Section 9.3(A) shall be applicable commencing on the date of this Agreement and ending on one of the following periods, as applicable:

                            (i) If this Agreement is terminated by Commerce in
accordance with the provisions of Section 1.2 of this Agreement, the effective date of termination of this Agreement;
                            (ii) If this Agreement is terminated by Employee in
accordance with the provisions of Section 1.2 of this Agreement, one year following the effective date of termination of this Agreement;
                            (iii) If Commerce terminates this Agreement in
accordance with the provisions of Section 5.1 of this Agreement or the Employee voluntarily terminates his employment hereunder, one year following the effective date of termination of this Agreement; or
                            (iv) If this Agreement is terminated in accordance
with the provisions of either Section 7.1 or 7.2 of this Agreement, one year following the effective date of termination of this Agreement.
         9.4 The parties agree that any breach by Employee of any of the covenants or agreements contained in this Section 9 will result in irreparable injury to Commerce for which money damages could not adequately compensate Commerce and therefore, in the event of any such breach, Commerce shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining Employee and/or any other Person involved therein from continuing such breach. The existence of any claim or cause of action which Employee may have against Commerce or any other Person (other than a claim for Commerce's breach of this Agreement for failure to make payments hereunder) shall not constitute a defense or bar to the enforcement of such covenants. In the event of any alleged breach by Employee of any of the covenants or agreements contained in this Section 9, Commerce shall continue any and all of the payments due Employee under this Agreement until such time as a Court shall enter a final and unappealable order finding such a breach; provided, that the foregoing shall not preclude a Court from ordering Employee to repay such payments made to him for the period after the breach is determined to have occurred or from ordering that payments hereunder be permanently terminated in the event of a material and willful breach.
         9.5 If any portion of the covenants or agreements contained in this
Section 9, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions to the fullest extent possible. If any covenant or agreement in this Section 9 is held to be unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.
         9.6 For purposes of this Section 9, the term "Commerce" shall include Commerce, any successor of Commerce under Section 10 hereof, and all present and future direct and indirect subsidiaries and affiliates of Commerce including, but not limited to, CB.

         10.      Successors and Assigns.
                  This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of Commerce which will acquire, directly or indirectly, by merger, consolidation, purchase, or otherwise, all or substantially all of the assets of Commerce, and shall otherwise inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Upon the death of Employee, any payments or benefits otherwise due Employee hereunder shall be paid to or be for the benefit of Employee's legal representatives. Nothing in the Agreement shall preclude Commerce from consolidating or merging into or with or transferring all or substantially all of its assets to another Person. In that event, such other Person shall assume this Agreement and all obligations of Commerce hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "Commerce" as used herein, shall mean such other Person and this Agreement shall continue in full force and effect.
         11.      Assignment.
                  Neither this Agreement nor any rights to receive payments hereunder shall be voluntarily or involuntarily assigned, transferred, alienated, encumbered or disposed of, in whole or in part, without Commerce's prior written consent and approval, and shall not be subject to anticipation, levy, execution, garnishment, attachment by, or interference or control of, any creditor.
         12.      Source of Payment and Timing.
         12.1 All payments provided under this Agreement shall be paid in cash from the general funds of Commerce, no special or separate fund shall be required to be established and Employee shall have no right, title or interest whatsoever in or to any investment which Commerce may make to aid Commerce in meeting its obligations hereunder except to the extent that Commerce shall, in its sole and absolute discretion, choose to designate any of its rights it may have under one or more life insurance policies it may obtain to cover any of its obligations under this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or fiduciary relationship between Commerce and Employee or any other Person.

         12.2 All payments due Employee under Sections 5.1, 6.3, 7.1 or 7.2 hereof shall be made not later than the thirtieth day following the date of termination of employment.
         13.      Interest.
                  In the event any benefits due to Employee are not paid when due hereunder, Employee shall be entitled (in addition to his other rights and remedies) to interest on the past due amounts at a rate equal to two percentage points above the prime rate charged from time to time by CB, such interest to commence on the date a benefit was due hereunder.

         14.      Reimbursement of Enforcement Expenses.
                  If Commerce fails to pay or provide Employee any of the amounts due him hereunder or fails to provide Employee with any of the other benefits due him under this Agreement, and provided Commerce does not cure any such failure within thirty days after having received written notice from Employee of such failure, Employee shall be entitled to full reimbursement from Commerce for all costs and expenses (including reasonable attorneys' fees and costs) incurred by Employee in enforcing his rights under this Agreement.
         15.      Notices.
                  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

                  A.       If to Employee, to:
                                    Dennis M. DiFlorio
                                    19 Stockton Place
                                    Voorhees, NJ  08043

                  B.       If to Commerce, to
                                    Commerce Bancorp, Inc.
                                    Commerce Atrium
                                    1701 Route 70 East
                                    Cherry Hill, New Jersey 08034-5400

                       Attn: Chairman, Personnel Committee, Board of Directors.

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.
         16.      General provisions.
         16.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements between the parties. No amendment, waiver or termination of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced. Any written amendment, waiver or termination hereof executed by Commerce and Employee (or his legal representatives) shall be binding upon them and upon all other Persons, without the necessity of securing the consent of any other Person including, but not limited to, Employee's wife, and no Person shall be deemed to be a third party beneficiary under this Agreement except to the extent provided under Section
12.1 hereof.
         16.2 CB or any other subsidiary of Commerce may make payments to Employee hereunder in lieu of payments to be made by Commerce, and to the extent such payments are so made, Commerce shall be released of its obligations to make such payments.
         16.3 The benefits provided under this Agreement shall be in addition to and shall not affect the proceeds payable to Employee's beneficiaries under group life insurance policies which Commerce may be carrying on Employee's life.
         16.4 "Person" as used in this Agreement means a natural person, joint venture, corporation, sole proprietorship, trust, estate, partnership, cooperative, association, non-profit organization or any other legal entity.
         16.5 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.
         16.6 Except as otherwise expressly set forth herein, no failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
         16.7 Commerce and Employee consent to the exclusive jurisdiction of the courts of the State of

New Jersey and the United States District Court for the District of New Jersey in any and all actions arising hereunder and irrevocably consent to service of process as set forth in Section 15 hereof.
         16.8 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
         16.9 This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the State of New Jersey applicable to contracts executed and to be performed solely in the State of New Jersey.

                                       COMMERCE BANCORP, INC.


(Corporate Seal)                       By:      _____________________________

                                       Attest:  _____________________________

                                                 DENNIS M. DIFLORIO


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